Exhibit 99.1

Financial Contact:
Josh Hirsberg
(702) 792-7234
joshhirsberg@boydgaming.com

Media Contact:
David Strow
(702) 792-7386
davidstrow@boydgaming.com

BOYD GAMING REPORTS FIRST-QUARTER 2015 RESULTS

First-Quarter 2015 Highlights

•	Broad-based EBITDA Growth Driven by Higher Revenues, Operating Efficiencies

•	Ten of 12 Regional Properties Generate Revenue, EBITDA Growth

•	Companywide Operating Margins Improve for Fourth Consecutive Quarter

LAS VEGAS - APRIL 30, 2015 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the first quarter ended March 31, 2015.

Boyd Gaming reported first-quarter 2015 net revenues of $550.6 million, an increase of 1.8% compared to pro forma net revenues of $541.1 million for the same quarter in 2014. Total Adjusted EBITDA(1) was $149.2 million, up 11.1% from the comparable pro forma amount of $134.2 million for the year-ago period. Effective September 30, 2014, the Company deconsolidated Borgata and is accounting for its 50% investment in Borgata by applying the equity method for periods subsequent to that date. The prior-year pro forma amounts reflect the results for Borgata on a comparable equity method basis.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “In the first quarter, we delivered broad-based EBITDA growth and margin improvement, driven by higher revenues and more efficient operations. We continued to make progress enhancing non-gaming amenities across our portfolio, allowing us to further capitalize on growing customer demand in this area. We also continued to use free cash flow to further reduce debt during the quarter. The execution of our Company's strategic plan is clearly improving our growth and profit potential, and increasing long-term shareholder value.”

Adjusted Earnings(1) for the first quarter 2015 were $14.2 million, or $0.13 per share, compared to a loss of $4.1 million, or $0.04 per share, for the same period in 2014. The calculations of Adjusted Earnings, Adjusted Earnings per share, and pro forma results reflecting Borgata on a comparable basis for all periods are presented in tables at the end of this press release.

On a GAAP basis, the Company reported net income of $35.1 million, or $0.31 per share, for the first quarter 2015, compared to a net loss of $6.2 million, or $0.06 per share, for the year-ago period. The income tax provision for the first quarter 2015 was favorably impacted by the settlement of the Company’s 2005 through 2009 IRS appeal, which resulted in a $23.2 million reduction to the Company’s first quarter 2015 income tax provision. The impact of the settlement is not included in Adjusted Earnings or Adjusted Earnings per share.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Key Operations Review
Las Vegas Locals
In the Las Vegas Locals segment, first-quarter 2015 net revenues were $150.3 million, compared to $151.4 million in the year-ago period. First-quarter 2015 Adjusted EBITDA was $38.9 million, versus $40.0 million in the first quarter of 2014. Declines in revenue and EBITDA were the result of significant business disruption caused by an extensive roadway project adjacent to the Suncoast, as well as lower sports book hold related to the Super Bowl. These items were partially offset by growth in non-gaming revenues, which increased for the seventh consecutive quarter.

Downtown Las Vegas
In the Downtown Las Vegas segment, net revenues were $56.6 million in the first quarter of 2015, up 1.6% from $55.7 million in the year-ago period. Adjusted EBITDA increased 14.5% to $10.7 million, compared to $9.3 million in the first quarter of 2014. Results reflect increased gaming revenues from Hawaiian customers, continued growth in pedestrian traffic in downtown Las Vegas, and lower fuel costs at the Company’s Hawaiian charter service.

Midwest and South; Peninsula
In the Midwest and South segment, net revenues were $217.8 million, an increase of 2.9% from $211.6 million in the first quarter of 2014. Adjusted EBITDA increased 15.6% to $51.0 million, compared to $44.1 million in the year-ago period.

The Peninsula segment reported net revenues of $125.9 million, up 3.0% from $122.3 million in the first quarter of 2014. Adjusted EBITDA grew 3.6% to $46.4 million, compared to $44.8 million in the year-ago period.

Positive results were driven by broad-based revenue growth and improved operating margins. Ten of the 12 properties in the segments generated revenue and EBITDA growth in the quarter, led by particularly strong performances at Kansas Star, IP, Blue Chip and Treasure Chest. Delta Downs achieved EBITDA levels similar to last year’s record performance due to strong visitation from its core customers, despite the introduction of significant new capacity in the market.

Borgata
Borgata reported first quarter 2015 net revenues of $182.6 million, an increase of 9.2% from $167.3 million in revenues reported in the year-ago period. Adjusted EBITDA at Borgata was $37.8 million, nearly doubling from $20.5 million in the year-ago period.

Due to its deconsolidation, the Company now applies the equity method of accounting to its investment in Borgata. The Company’s share of Borgata’s Adjusted EBITDA was $18.9 million for the first quarter of 2015 as compared to pro forma Adjusted EBITDA of $10.2 million for the prior-year period.

Borgata generated a 7.4% increase in gaming revenue during the quarter, with growth in both slot and table game win. Non-gaming revenue grew broadly as well; the property generated an additional 14,000 hotel room nights during the first quarter, and food and beverage revenues increased 11%. EBITDA benefitted from revenue growth, strong flow-through, and lower property taxes.

Additionally, Borgata’s online operations generated a profit for the third consecutive quarter, generating $1.1 million in EBITDA during the first quarter of 2015, compared to a loss of $3.2 million in the year-ago quarter.

Balance Sheet Statistics
As of March 31, 2015, Boyd Gaming had cash on hand of $130.8 million, including $27.7 million related to Peninsula. Total debt was $3.42 billion, of which $1.08 billion was related to Peninsula. As a result of the deconsolidation, Borgata's cash and debt balances are no longer included in the Company's balance sheet. Borgata had cash on hand of $28.5 million and total debt of $733.1 million at March 31, 2015.

Full Year 2015 Guidance
Based on first-quarter 2015 results, Boyd Gaming is raising its previously provided guidance for the full year 2015. The Company now projects total Adjusted EBITDA, including Peninsula and 50% of Borgata’s Adjusted EBITDA, of $542 million to $567 million.

Conference Call Information
Boyd Gaming will host its conference call to discuss first-quarter 2015 results today, April 30, at 5:00 p.m. Eastern. The conference call number is (888) 317-6003, passcode 3858748. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com, or: http://www.videonewswire.com/event.asp?id=102187

Following the call’s completion, a replay will be available by dialing (877) 344-7529 today, April 30, beginning at 7:00 p.m. Eastern and continuing through Friday, May 8, at 11:59 p.m. Eastern. The conference number for the replay will be 10064626. The replay will also be available on the Internet at www.boydgaming.com.

BOYD GAMING CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (a)
(Unaudited)

	Three Months Ended
	March 31,
(In thousands, except per share data)	2015	2014
Revenues
Gaming	$464,757	$608,757
Food and beverage	76,296	106,643
Room	39,353	64,380
Other	29,685	38,960
Gross revenues	610,091	818,740
Less promotional allowances	59,513	110,391
Net revenues	550,578	708,349
Operating costs and expenses
Gaming	226,697	285,174
Food and beverage	41,567	57,269
Room	10,047	13,170
Other	19,646	27,792
Selling, general and administrative	81,689	124,679
Maintenance and utilities	25,319	43,264
Depreciation and amortization	51,942	66,179
Corporate expense	19,652	19,920
Preopening expenses	505	784
Impairments of assets	1,065	1,633
Asset transactions costs	450	155
Other operating items, net	116	(186)
Total operating costs and expenses	478,695	639,833
Boyd's share of Borgata's operating income (a)	11,675	—
Operating income	83,558	68,516
Other expense (income)
Interest income	(471)	(476)
Interest expense, net of amounts capitalized	56,935	75,503
Loss on early extinguishments of debt	508	154
Other, net	618	(288)
Boyd's share of Borgata's non-operating items, net (a)	7,661	—
Total other expense, net	65,251	74,893
Income (loss) before income taxes	18,307	(6,377)
Income taxes benefit (provision)	16,796	(4,848)
Net income (loss)	35,103	(11,225)
Net loss attributable to noncontrolling interest (a)	—	5,043
Net income (loss) attributable to Boyd Gaming Corporation	$35,103	$(6,182)

Basic net income (loss) per common share	$0.31	$(0.06)
Weighted average basic shares outstanding	111,446	109,753

Diluted net income (loss) per common share	$0.31	$(0.06)
Weighted average diluted shares outstanding	112,358	109,753
_______________________________________________

(a) Due to the deconsolidation of Borgata on September 30, 2014, the Company has accounted for its 50% investment in Borgata by applying the equity method for the three months ended March 31, 2015. For the three months ended March 31, 2014, Boyd Gaming consolidated the financial results of Borgata. Please see the unaudited pro forma financial results also presented in this release for a comparison of Boyd Gaming’s financial results reflecting Borgata on the equity method for all periods presented.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Adjusted EBITDA to Operating Income (a)
(Unaudited)

	Three Months Ended
	March 31,
(In thousands)	2015	2014
Net Revenues by Reportable Segment
Las Vegas Locals	$150,302	$151,443
Downtown Las Vegas	56,603	55,733
Midwest and South	217,764	211,636
Peninsula	125,909	122,273
Borgata (b)	—	167,264
Net revenues	$550,578	$708,349

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$38,877	$40,007
Downtown Las Vegas	10,677	9,327
Midwest and South	50,984	44,098
Peninsula	46,363	44,761
Wholly owned property Adjusted EBITDA	146,901	138,193
Corporate expense (c)	(16,642)	(14,171)
Wholly owned Adjusted EBITDA	130,259	124,022
Borgata (b)	18,913	20,446
Adjusted EBITDA	149,172	144,468

Other operating costs and expenses
Deferred rent	857	906
Depreciation and amortization	51,942	66,179
Preopening expenses	505	784
Share-based compensation expense	3,441	6,481
Impairments of assets	1,065	1,633
Asset transactions costs	450	155
Other operating items, net	116	(186)
Boyd's share of Borgata's other operating costs and expenses	7,238	—
Total other operating costs and expenses	65,614	75,952
Operating income	83,558	68,516
Other expense (income)
Interest expense, net of amounts capitalized	56,464	75,027
Loss on early extinguishments of debt	508	154
Other, net	618	(288)
Boyd's share of Borgata's non-operating items, net	7,661	—
Total other expense, net	65,251	74,893
Income (loss) before income taxes	18,307	(6,377)
Income taxes benefit (provision)	16,796	(4,848)
Net income (loss)	35,103	(11,225)
Net loss attributable to noncontrolling interest	—	5,043
Net income (loss) attributable to Boyd Gaming Corporation	$35,103	$(6,182)
_______________________________________________

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Adjusted EBITDA to Operating Income (a)
(Unaudited)
(Continued)

(a) See note (a) on Condensed Consolidated Statements of Operations.

(b) The following table reflects the financial results of Borgata as reported by Boyd Gaming in its financial statements under the respective method of accounting for the indicated period. For the three months ended March 31, 2015, Boyd Gaming accounted for its 50% investment in Borgata by applying the equity method. For the three months ended March 31, 2014, Boyd Gaming consolidated the financial results of the Borgata.

	Three Months Ended
	March 31,
(In thousands)	2015	2014
Revenues reported for Borgata
Consolidated	$—	$167,264
Equity Method	—	—
Total	$—	$167,264

Adjusted EBITDA reported for Borgata
Consolidated	$—	$20,446
Equity Method	18,913	—
Total	$18,913	$20,446

(c) Reconciliation of corporate expense:

	Three Months Ended
	March 31,
(In thousands)	2015	2014
Corporate expense as reported on Consolidated Statements of Operations	$19,652	$19,920
Corporate share-based compensation expense	(3,010)	(5,749)
Corporate expense as reported on the above table	$16,642	$14,171

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and Net Income (Loss) Per Share to
Adjusted Earnings (Loss) Per Share (a)
(Unaudited)

	Three Months Ended
	March 31,
(In thousands, except per share data)	2015	2014
Net income (loss) attributable to Boyd Gaming Corporation	$35,103	$(6,182)
Pretax adjustments related to Boyd Gaming:
Preopening expenses	505	751
Loss on early extinguishments of debt	508	154
Impairments of assets	1,065	1,633
Asset transactions costs	450	157
Other operating items, net	116	216
Other, net	618	(375)

Pretax adjustments related to Borgata (b):
Preopening expenses	—	33
Loss on early extinguishments of debt	246	—
Valuation adjustments related to consolidation, net	—	(634)
Asset transactions costs	—	(2)
Other operating items, net	(162)	(402)
Total adjustments	3,346	1,531

Income tax effect for above adjustments	(1,004)	45
Impact of tax audit settlement on provision	(23,196)	—
Impact on noncontrolling interest, net	—	504
Adjusted earnings (loss)	$14,249	$(4,102)

Net income (loss) per share attributable to Boyd Gaming Corporation	$0.31	$(0.06)
Pretax adjustments related to Boyd Gaming:
Preopening expenses	0.01	0.01
Loss on early extinguishments of debt	0.01	—
Impairments of assets	0.01	0.01
Asset transactions costs	—	—
Other operating items, net	—	—
Other, net	0.01	—

Pretax adjustments related to Borgata (b):
Preopening expenses	—	—
Loss on early extinguishments of debt	—	—
Valuation adjustments related to consolidation, net	—	(0.01)
Asset transactions costs	—	—
Other operating items, net	—	—
Total adjustments	0.04	0.01

Income tax effect for above adjustments	(0.01)	—
Impact of tax audit settlement on provision	(0.21)	—
Impact on noncontrolling interest, net	—	0.01
Adjusted earnings (loss) per share	$0.13	$(0.04)

Weighted average shares outstanding	112,358	109,753
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.
(b) For periods after the September 30, 2014, date of Borgata's deconsolidation, the calculation includes Boyd's share of the adjusting items. Prior to this date, the calculation includes 100% of the adjusting items for Borgata.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended March 31, 2015 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$347,714	$117,043	$—	$464,757
Food and beverage	66,317	9,979	—	76,296
Room	39,353	—	—	39,353
Other	30,608	3,905	(4,828)	29,685
Gross revenues	483,992	130,927	(4,828)	610,091
Less promotional allowances	54,495	5,018	—	59,513
Net revenues	429,497	125,909	(4,828)	550,578

Operating costs and expenses
Gaming	172,417	54,280	—	226,697
Food and beverage	35,198	6,369	—	41,567
Room	10,047	—	—	10,047
Other	17,264	7,210	(4,828)	19,646
Selling, general and administrative	68,433	13,256	—	81,689
Maintenance and utilities	22,060	3,259	—	25,319
Depreciation and amortization	34,954	16,988	—	51,942
Corporate expense	19,247	405	—	19,652
Preopening expenses	505	—	—	505
Impairments of assets	1,065	—	—	1,065
Asset transactions costs	322	128	—	450
Other operating items, net	70	46	—	116
Total costs and expenses	381,582	101,941	(4,828)	478,695

Boyd's share of Borgata's operating income	11,675	—	—	11,675

Operating income	59,590	23,968	—	83,558

Other expense (income)
Interest income	(4)	(467)	—	(471)
Interest expense, net of amounts capitalized	38,265	18,670	—	56,935
Loss on early extinguishments of debt	—	508	—	508
Other, net	457	161	—	618
Boyd's share of Borgata's non-operating expenses, net	7,661	—	—	7,661
Total other expense, net	46,379	18,872	—	65,251
Income before income taxes	13,211	5,096	—	18,307
Income taxes benefit (provision)	21,294	(4,498)	—	16,796
Net income	34,505	598	—	35,103
Net loss attributable to noncontrolling interest	—	—	—	—
Net income attributable to Boyd Gaming Corporation	$34,505	$598	$—	$35,103

Basic net income per common share				$0.31
Weighted average basic shares outstanding				111,446

Diluted net income per common share				$0.31
Weighted average diluted shares outstanding				112,358
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended March 31, 2014 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (b)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$341,204	$113,867	$—	$455,071	$153,686	$—	$608,757
Food and beverage	66,141	9,448	—	75,589	31,054	—	106,643
Room	38,811	—	—	38,811	25,569	—	64,380
Other	31,172	3,898	(4,681)	30,389	8,571	—	38,960
Gross revenues	477,328	127,213	(4,681)	599,860	218,880	—	818,740
Less promotional allowances	53,835	4,940	—	58,775	51,616	—	110,391
Net revenues	423,493	122,273	(4,681)	541,085	167,264	—	708,349

Operating costs and expenses
Gaming	168,499	53,211	—	221,710	63,464	—	285,174
Food and beverage	35,488	6,086	—	41,574	15,695	—	57,269
Room	10,386	—	—	10,386	2,784	—	13,170
Other	18,661	7,313	(4,681)	21,293	6,499	—	27,792
Selling, general and administrative	70,904	12,373	—	83,277	41,402	—	124,679
Maintenance and utilities	23,081	3,210	—	26,291	16,973	—	43,264
Depreciation and amortization	33,854	18,464	—	52,318	13,861	—	66,179
Corporate expense	19,497	423	—	19,920	—	—	19,920
Preopening expenses	566	185	—	751	33	—	784
Impairments of assets	1,633	—	—	1,633	—	—	1,633
Asset transactions costs	139	18	—	157	(2)	—	155
Other operating items, net	150	66	—	216	(402)	—	(186)
Total costs and expenses	382,858	101,349	(4,681)	479,526	160,307	—	639,833

Boyd's share of Borgata's operating income	3,478	—	—	3,478	—	(3,478)	—

Operating income	44,113	20,924	—	65,037	6,957	(3,478)	68,516

Other expense (income)
Interest income	(4)	(472)	—	(476)	—	—	(476)
Interest expense, net of amounts capitalized	38,495	19,318		57,813	17,690	—	75,503
Loss on early extinguishments of debt	—	154	—	154	—	—	154
Other, net	(391)	103	—	(288)	—	—	(288)
Boyd's share of Borgata's non-operating expenses, net	8,521	—	—	8,521	—	(8,521)	—
Total other expense, net	46,621	19,103	—	65,724	17,690	(8,521)	74,893
Income (loss) before income taxes	(2,508)	1,821	—	(687)	(10,733)	5,043	(6,377)
Income taxes benefit (provision)	(1,701)	(3,794)	—	(5,495)	647	—	(4,848)
Net income (loss)	(4,209)	(1,973)	—	(6,182)	(10,086)	5,043	(11,225)
Net loss attributable to noncontrolling interest	—	—	—	—	—	5,043	5,043
Net income (loss) attributable to Boyd Gaming Corporation	$(4,209)	$(1,973)	$—	$(6,182)	$(10,086)	$10,086	$(6,182)

Basic net loss per common share				$(0.06)			$(0.06)
Weighted average basic shares outstanding				109,753			109,753

Diluted net loss per common share				$(0.06)			$(0.06)
Weighted average diluted shares outstanding				109,753			109,753
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

(b) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

MARINA DISTRICT DEVELOPMENT COMPANY, LLC
dba BORGATA HOTEL CASINO AND SPA
CONSOLIDATED STATEMENTS OF OPERATIONS (a)
(Unaudited)

	Three Months Ended
	March 31,
(In thousands)	2015	2014
Revenues
Gaming	$165,128	$153,686
Food and beverage	34,468	31,054
Room	27,604	25,569
Other	8,510	8,571
Gross revenues	235,710	218,880
Less promotional allowances	53,121	51,616
Net revenues	182,589	167,264
Operating costs and expenses
Gaming	66,919	63,464
Food and beverage	17,687	15,695
Room	3,260	2,784
Other	6,754	6,499
Selling, general and administrative	34,153	41,402
Maintenance and utilities	15,991	16,927
Depreciation and amortization	14,799	14,542
Preopening expenses	—	33
Other operating items, net	(324)	(404)
Total operating costs and expenses	159,239	160,942
Operating income	23,350	6,322
Other expense
Interest expense, net of amounts capitalized	16,657	17,690
Loss on early extinguishments of debt	492	—
Total other expense	17,149	17,690
Income (loss) before state income taxes	6,201	(11,368)
State income tax benefit	1,827	704
Net income (loss)	$8,028	$(10,664)

Reconciliation of Adjusted EBITDA to Operating Income (Loss)

	Three Months Ended
	March 31,
(In thousands)	2015	2014
Adjusted EBITDA	$37,825	$20,493
Less:
Depreciation and amortization	14,799	14,542
Preopening expenses	—	33
Other operating items, net	(324)	(404)
Operating income (loss)	$23,350	$6,322
_______________________________________________

(a) These financial statements present the financial results reported by Borgata on a standalone basis and do not include consolidation adjustments recorded by Boyd Gaming during the period that Boyd Gaming consolidated Borgata.

Boyd Gaming Corporation
Unaudited Supplemental Pro Forma Information

Boyd Gaming Corporation (“Boyd Gaming”) and MGM Resorts International ("MGM") each originally held a 50% interest in Marina District Development Holding Co., LLC ("Holding Company"). Holding Company owns all the equity interests in Marina District Development Company, LLC, d.b.a. Borgata Hotel Casino and Spa ("Borgata"). Boyd Gaming is the managing member of Holding Company and is responsible for the day-to-day operations of Borgata.

In February 2010, Boyd Gaming entered into an agreement with MGM to amend the operating agreement to, among other things, facilitate the transfer of MGM's interest in Holding Company ("MGM Interest") to a divestiture trust (the "Divestiture Trust") established for the purpose of selling the MGM Interest to a third party. The proposed sale of the MGM Interest through the Divestiture Trust was part of a then-proposed settlement agreement between MGM and the New Jersey Department of Gaming Enforcement (the "NJDGE").

On March 17, 2010, MGM announced that its settlement agreement with the NJDGE had been approved by the New Jersey Casino Control Commission ("NJCCC"). MGM transferred the MGM Interest into the Divestiture Trust on March 24, 2010, and Boyd Gaming determined that it had control, as defined in the relevant accounting literature, of Holding Company and commenced consolidating the business as of that date.  Subsequent to a Joint Petition of MGM, Boyd Gaming and Holding Company, on February 13, 2013, the NJCCC approved amendments to the settlement agreement which permitted MGM to file an application for a statement of compliance, which, if approved, would permit MGM to reacquire its interest in Holding Company.

The NJCCC approved MGM’s application for licensure on September 10, 2014. On September 30, 2014, the Divestiture Trust was dissolved and MGM reacquired its Borgata ownership interest and its substantive participation rights in the management of Borgata. As a result, Boyd Gaming deconsolidated Borgata as of the close of business on September 30, 2014, and is accounting for its investment in Borgata applying the equity method for periods subsequent to the deconsolidation.

The following unaudited supplemental information presents Boyd Gaming's financial results for three months ended March 31, 2015 and pro forma financial results for the three months ended March 31, 2014. The prior year unaudited pro forma financial statements give effect to:

•	the deconsolidation by Boyd Gaming of Holding Company, and

•	the recording by Boyd Gaming using the equity method of accounting for its 50% share of the operating results of Holding Company for the periods presented,

and assumes that these transactions occurred as of January 1, 2014.

The unaudited supplemental pro forma information has been prepared based upon currently available information and assumptions that are deemed appropriate by Boyd Gaming’s management. The pro forma information is for informational purposes only and is not intended to be indicative of Boyd Gaming's actual results that would have been reported had the transactions occurred on the date indicated, nor does the information represent a forecast of Boyd Gaming's financial results for any future period.

BOYD GAMING CORPORATION
SUPPLEMENTAL PRO FORMA INFORMATION
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended
	March 31,
(In thousands, except per share data)	2015	2014
Revenues
Gaming	$464,757	$455,071
Food and beverage	76,296	75,589
Room	39,353	38,811
Other	29,685	30,389
Gross revenues	610,091	599,860
Less promotional allowances	59,513	58,775
Net revenues	550,578	541,085
Operating costs and expenses
Gaming	226,697	221,710
Food and beverage	41,567	41,574
Room	10,047	10,386
Other	19,646	21,293
Selling, general and administrative	81,689	83,277
Maintenance and utilities	25,319	26,291
Depreciation and amortization	51,942	52,318
Corporate expense	19,652	19,920
Preopening expenses	505	751
Impairments of assets	1,065	1,633
Asset transactions costs	450	157
Other operating items, net	116	216
Total operating costs and expenses	478,695	479,526
Boyd's share of Borgata's operating income	11,675	3,478
Operating income	83,558	65,037
Other expense (income)
Interest income	(471)	(476)
Interest expense, net of amounts capitalized	56,935	57,813
Loss on early extinguishments of debt	508	154
Other, net	618	(288)
Boyd's share of Borgata's non-operating items, net	7,661	8,521
Total other expense, net	65,251	65,724
Income (loss) before income taxes	18,307	(687)
Income taxes benefit (provision)	16,796	(5,495)
Net income (loss)	35,103	(6,182)
Net (income) loss attributable to noncontrolling interest	—	—
Net income (loss) attributable to Boyd Gaming Corporation	$35,103	$(6,182)

Basic net income (loss) per common share	$0.31	$(0.06)
Weighted average basic shares outstanding	111,446	109,753

Diluted net income (loss) per common share	$0.31	$(0.06)
Weighted average diluted shares outstanding	112,358	109,753

BOYD GAMING CORPORATION
SUPPLEMENTAL PRO FORMA INFORMATION
Reconciliation of Pro Forma Adjusted EBITDA to Pro Forma Operating Income (Loss)
(Unaudited)

	Three Months Ended
	March 31,
(In thousands)	2015	2014
Net Revenues by Reportable Segment
Las Vegas Locals	$150,302	$151,443
Downtown Las Vegas	56,603	55,733
Midwest and South	217,764	211,636
Peninsula	125,909	122,273
Net revenues	$550,578	$541,085

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$38,877	$40,007
Downtown Las Vegas	10,677	9,327
Midwest and South	50,984	44,098
Peninsula	46,363	44,761
Wholly owned property Adjusted EBITDA	146,901	138,193
Corporate expense	(16,642)	(14,171)
Wholly owned Adjusted EBITDA	130,259	124,022
Boyd's share of Borgata's Adjusted EBITDA	18,913	10,223
Adjusted EBITDA	149,172	134,245

Other operating costs and expenses
Deferred rent	857	906
Depreciation and amortization	51,942	52,318
Preopening expenses	505	751
Share-based compensation expense	3,441	6,481
Impairments of assets	1,065	1,633
Asset transactions costs	450	157
Other operating items, net	116	216
Boyd's share of Borgata's operating costs and expenses	7,238	6,745
Total other operating costs and expenses	65,614	69,207
Operating income	83,558	65,038
Other expense (income)
Interest expense, net of amounts capitalized	56,464	57,337
Loss on early extinguishments of debt	508	154
Other, net	618	(288)
Boyd's share of Borgata's non-operating items, net	7,661	8,521
Total other expense, net	65,251	65,724
Income (loss) before income taxes	18,307	(686)
Income taxes benefit (provision)	16,796	(5,496)
Net income (loss)	35,103	(6,182)
Net loss attributable to noncontrolling interest	—	—
Net income (loss) attributable to Boyd Gaming Corporation	$35,103	$(6,182)

Non-GAAP Financial Measures

Regulation G, "Conditions for Use of Non-GAAP Financial Measures," prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted Earnings and Adjusted Earnings Per Share (Adjusted EPS). The following discussion defines these terms and why we believe they are useful measures of our performance. We do not provide a reconciliation of forward-looking non-GAAP financial measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

EBITDA and Adjusted EBITDA

EBITDA is a commonly used measure of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (“GAAP”), provides our investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We refer to this measure as Adjusted EBITDA. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by our management in their financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management's internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in the evaluation of potential acquisitions and dispositions. Adjusted EBITDA is also used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, preopening expenses, share-based compensation expense, impairments of assets, asset transactions costs, loss on early extinguishments of debt and other operating charges, net, and Borgata's non-operating expenses, preopening expenses and other items and write-downs, net. For periods prior to the September 30, 2014, deconsolidation of Borgata, the calculation of Adjusted EBITDA includes 100% of the adjusting items for Borgata. For periods after the date of deconsolidation, the calculation includes Boyd’s share of the adjusting items. Pro forma EBITDA and pro forma Adjusted EBITDA reflect Borgata on the equity method for all periods presented. Both EBITDA and Adjusted EBITDA include corporate expense.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income (loss) before preopening expenses, asset transactions costs, net gains on insurance settlements, impairments of assets, certain adjustments to property tax accruals, write-downs and other charges, net, accelerated amortization of deferred loan fees, gain or loss on early retirements of debt, other non-recurring adjustments, net, valuation adjustments related to the consolidation of Borgata, the impact on Boyd’s income tax provision of tax audit settlements, and Borgata's preopening expenses and other items and write-downs, net. For periods prior to the September 30, 2014, deconsolidation of Borgata, the calculation of Adjusted Earnings includes 100% of the adjusting items for Borgata. For periods after the date of deconsolidation, the calculation includes Boyd’s share of the adjusting items. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. In addition, forward-looking statements in this press release include statements regarding: the Company’s continued enhancement of non-gaming amenities, strategic initiatives, customer demand growth, improved growth and profit potential, as well as increasing long-term shareholder value, and all of the statements under the heading “Full-Year 2015 Guidance.” Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: fluctuations in the Company's operating results; recovery of its properties in various markets; the state of the economy and its effect on consumer spending and the Company's results of operations; the timing for economic recovery, its effect on the Company's business and the local economies where the Company's properties are located; the receipt of legislative, and other state, federal and local approvals for the Company's development projects; whether online gaming will become legalized in various states, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the fact that the Company's expansion, development and renovation projects (including enhancements to improve property performance) are subject to many risks inherent in expansion, development or construction of a new or existing project; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company and its subsidiaries; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 22 gaming entertainment properties located in Nevada, Illinois, Indiana, Iowa, Kansas, Louisiana, Mississippi and New Jersey. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com.